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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                September 18, 1996
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



                          Chicago Rivet & Machine Co.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Illinois                        0-1227                 36-0904920
- ----------------------------         ---------------        -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)         Identification No.)




                    901 Frontenac Road, Naperville, IL 60563
           ---------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                 (630) 357-8500
                       ---------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

        On September 18, 1996, Chicago Rivet & Machine Co. (the "Registrant") announced that its wholly owned subsidiary had executed a purchase and sale agreement (the "Agreement") related to its previously announced intention to acquire substantially all of the assets and assume certain specified liabilities of H & L Tool Company, Inc. of Madison Heights, Michigan. The Agreement and the transactions contemplated thereby are described in the Registrant's press release, issued September 18, 1996, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.      Description
- -----------      -----------

99.1             Press release of the Registrant, issued September 18, 1996.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHICAGO RIVET & MACHINE CO.



                                        /s/ JOHN C. OSTERMAN
                                        --------------------------------------
                                        John C. Osterman
Dated: September 24, 1996               President, Chief Operating Officer and
                                        Treasurer
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                                 EXHIBIT INDEX




EXHIBIT
  NO.                                   DESCRIPTION
- -------                            ---------------------

 99.1        Press release of the Registrant, issued September 18, 1996  . . .